UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 13, 2020
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

ITEM 7.01. Regulation FD Disclosure.
Encompass Health Corporation (the “Company” or “Encompass Health”) will participate in the 38th Annual J.P. Morgan Healthcare Conference (the “Conference”) in San Francisco, California on January 13-16, 2020. Encompass Health President and Chief Executive Officer, Mark Tarr, will make a presentation on Tuesday, January 14th, at 6:00 p.m. ET/3:00 p.m. PT using the slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Conference Slides”) and incorporated herein by reference. The presentation will address, among other things, the Company’s 2019 highlights and 2020 priorities. The presentation will be webcast live and will be available at http://investor.encompasshealth.com by clicking on an available link.
The Company also has assembled the Investor Reference Book attached to this Current Report on Form 8‑K as Exhibit 99.2 (the “Investor Reference Book”). The Investor Reference Book addresses, among other things, an overview of the Company and its industry, its business outlook, its financial and operational metrics and initiatives, and its investment thesis and strategy. The Investor Reference Book is available at http://investor.encompasshealth.com by clicking on an available link.
While the Company has not closed its books for the year ended December 31, 2019, the Company is providing certain preliminary observations on the three months and year ended December 31, 2019. These preliminary observations are:

	Growth Percentage
	For the Three Months Ended December 31, 2019	For the Year Ended December 31, 2019
Inpatient Rehabilitation
Discharges	5.2%	3.9%
Same-store discharges	3.2%	1.8%
Net patient revenue per discharge	0.9%	1.5%

Home Health
Admissions	18.9%	16.3%
Same-store admissions	6.6%	7.7%
Revenue per episode	(2.2)%	0.2%

•	Growth in net patient revenue per discharge for the three months ended December 31, 2019 benefited from prior period cost report adjustments and the timing of discharges.

•	Revenue per episode for the three months ended December 31, 2019 decreased due primarily to the patient mix of the former Alacare locations and the timing of episodes.

•	The Company’s Adjusted EBITDA for the three months and year ended December 31, 2019 were impacted by the following items:

	For the Three Months Ended December 31, 2019	For the Year Ended December 31, 2019
	(In Millions)
Business interruption insurance recoveries related to Hurricane Michael	$2.5	$2.5
Prior period cost report adjustments	1.2	2.0
Workers’ compensation actuarial adjustments related to prior claim years	3.6	8.1
General and professional liability actuarial adjustments related to prior claim years	1.0	4.1
Training costs associated with the transition to Section GG payment system	(1.5)	(3.5)

Additionally, the Company shares its preliminary estimate of adjusted free cash flow and debt reduction for the year ended December 31, 2019 in the Investor Reference Book. All preliminary observations and estimates are subject to change in connection with closing the books.
As of the date hereof, the Company is updating its guidance ranges for 2019, as previously reported in the Current Report on Form 8-K, dated October 28, 2019, and during the Company’s earnings conference call held on October 29, 2019.

Full-Year 2019 Guidance
	Previous Guidance	Updated Guidance
(In Millions, Except Per Share Data)
Net operating revenues	$4,500 to $4,600	$4,590 to $4,610
Adjusted EBITDA	$940 to $960	$962 to $967
Adjusted earnings per share from continuing operations attributable to Encompass Health	$3.71 to $3.85	$3.90 to $3.94
The Company is also providing the following preliminary guidance ranges for 2020:

•	Net operating revenues of $4,850 million to $4,950 million;
•Adjusted EBITDA of $935 million to $965 million; and
•Adjusted earnings per share from continuing operations attributable to Encompass Health of $3.50 to $3.72.
In addition, the Company provides 2020 guidance considerations in the Conference Slides and Investor Reference Book and shares preliminary assumptions around 2020 adjusted free cash flow and opportunities for deploying its free cash flow in the Investor Reference Book. The Company also provides its business outlook for 2020 through 2022 related to its strategy, revenue assumptions, and certain expense assumptions in the Investor Reference Book.
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on hospitals and agencies open throughout both the full current and prior periods presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.
The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The financial data contained in the Conference Slides and the Investor Reference Book includes non-GAAP financial measures, including the Company’s adjusted earnings per share, leverage ratio, Adjusted EBITDA, and adjusted free cash flow.
Excluding net operating revenues, the Company does not provide guidance on a GAAP basis because it is unable to predict, with reasonable certainty, the future impact of items that are deemed to be outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Such items include government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging and equity instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. These items cannot be reasonably predicted, will depend on several factors, including industry and market conditions, and could be material to the Company’s results computed in accordance with generally accepted accounting principles in the United States (“GAAP”). However, the following reasonably estimable GAAP measures for 2019 and 2020 would be included in the reconciliation for Adjusted EBITDA if the other reconciling GAAP measures could be reasonably predicted:

	2019 Guidance	2020 Preliminary Guidance
Interest expense and amortization of debt discounts and fees	~ $160 million	$170 million to $180 million
Amortization of debt-related items	~ $4 million	~ $6 million
The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”). The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging and equity instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be non-indicative of its ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States (“GAAP”) as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. The Company reconciles adjusted earnings per share to earnings per share in the Investor Reference Book attached as Exhibit 99.2.
The leverage ratio referenced therein is defined as the ratio of consolidated total debt to Adjusted EBITDA for the trailing four quarters. The Company believes its leverage ratio and Adjusted EBITDA are measures of its ability to service its debt and its ability to make capital expenditures. Additionally, the leverage ratio is a standard measurement used by investors to gauge the creditworthiness of an institution. The Company’s credit agreement also includes a maximum leverage ratio financial covenant which allows the Company to deduct up to $300 million of cash on hand from consolidated total debt. The Company reconciles Adjusted EBITDA to net income and to net cash provided by operating activities in the Investor Reference Book attached as Exhibit 99.2. Adjusted EBITDA for the Company’s reportable segments is reconciled to net income from continuing operations before income tax expense in the Investor Reference Book attached as Exhibit 99.2.
The Company uses Adjusted EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s credit agreement, which is discussed in more detail in Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Liquidity and Capital Resources,” and Note 9, Long-term Debt, to the consolidated financial statements included in its Annual Report on Form 10‑K for the year ended December 31, 2018 (the “2018 Form 10‑K”). These covenants are material terms of the credit agreement. Noncompliance with these financial covenants under the credit agreement—its interest coverage ratio and its leverage ratio—could result in the Company’s lenders requiring the Company to immediately repay all amounts borrowed. If the Company anticipated a potential covenant violation, it would seek relief from its lenders, which would have some cost to the Company, and such relief might be on terms less favorable to those in the Company’s existing credit agreement. In addition, if the Company cannot satisfy these financial covenants, it would be prohibited under the credit agreement from engaging in certain activities, such as incurring additional indebtedness, paying common stock dividends, making certain payments, and acquiring and disposing of assets. Consequently, Adjusted EBITDA is critical to the Company’s assessment of its liquidity.
In general terms, the credit agreement definition of Adjusted EBITDA, therein referred to as “Adjusted Consolidated EBITDA,” allows the Company to add back to consolidated net income interest expense, income taxes, and depreciation and amortization and then add back to consolidated net income (1) all unusual or nonrecurring items reducing consolidated net income (of which only up to $10 million in a year may be cash expenditures), (2) any losses from discontinued operations, (3) non-ordinary course fees, costs and expenses incurred with respect to any litigation or settlement, (4) share-based compensation expense, (5) costs and expenses associated with changes in the fair value of marketable securities, (6) costs and expenses associated with the issuance or prepayment debt and acquisitions, and (7) any restructuring charges not in excess of 20% of Adjusted Consolidated EBITDA. The Company also subtracts from consolidated net income all unusual or nonrecurring items to the extent they increase consolidated net income.
The calculation of Adjusted EBITDA under the credit agreement does not require us to deduct net income attributable to noncontrolling interests or gains on fair value adjustments of hedging and equity instruments, disposal of assets, and development activities. It also does not allow us to add back losses on fair value adjustments of hedging instruments or unusual or nonrecurring cash expenditures in excess of $10 million. These items and amounts, in addition to the items falling within the credit agreement’s “unusual or nonrecurring” classification, may occur in future periods, but can vary significantly from period to period and may not directly relate to, or be indicative of, the Company’s ongoing liquidity or operating performance. Accordingly, the Adjusted EBITDA calculation presented here includes adjustments for them.
Adjusted EBITDA is not a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for net income or cash flows from operating, investing, or financing activities. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in Note 1, Summary of Significant Accounting Policies, to the consolidated financial statements accompanying the 2018 Form 10-K.
The Company also uses adjusted free cash flow as an analytical indicator to assess its performance. Management believes the presentation of adjusted free cash flow provides investors an efficient means by which they can evaluate the Company’s capacity to reduce debt, pursue development activities, and return capital to its common stockholders. The calculation of adjusted free cash flow and a reconciliation of net cash provided by operating activities to adjusted free cash flow are included in the Investor Reference Book attached as Exhibit 99.2. This measure is not a defined measure of financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities. The Company’s definition of adjusted free cash flow is limited and does not represent residual cash flows available for discretionary spending. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. See the consolidated statements of cash flows included in the 2018 Form 10-K and the condensed consolidated statements of cash flows included in the Company’s September 30, 2019 Form 10-Q for the GAAP measures of cash flows from operating, investing, and financing activities.
Forward-Looking Statements
Statements contained in this document, the Conference Slides attached hereto as Exhibit 99.1, and the Investor Reference Book attached hereto as Exhibit 99.2, which are not historical facts, such as those relating to the financial and operating performance, guidance and assumptions, anticipated acquisitions and other development activities, balance sheet and cash flow plans, legislative and regulatory developments and their impacts on the Company, capital expenditures, market share growth, cyber security, dividend strategies, repurchases of securities, effective tax rates, business model, and the positioning of services for the system of healthcare delivery in the future are forward-looking statements. In addition, the Company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties, and relate to, among other things, future events, the Company’s plan to repurchase its debt or equity securities, the Company’s financial plans, its future financial and operating performance, its projected business results or model, its effective income tax rates, its ability to return value to shareholders, its projected leverage ratio, its acquisition opportunities, and the impact of legislation or regulation, including any addressing assumed behavioral changes by providers.

Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, the Company’s ability to comply with extensive, complex, and ever-changing regulations and sub-regulatory guidance in both business in general, such as privacy and wage and hour regulations, and the healthcare industry specifically; increases in Medicare audit activity, including increased use of sampling and extrapolation, resulting in additional unpaid reimbursement claims and an increase in the backlog of appealed claims denials; the price of the Company’s common stock as it affects the Company’s willingness and ability to repurchase shares and the financial and accounting effects of any repurchases; any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving the Company, including any matters related to yet undiscovered issues, if any, in acquired operations; Encompass Health's ability to attract and retain key management personnel; any adverse effects on operating performance of the Company’s stock price resulting from the integration of acquisitions; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of the Company’s information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability as well as unforeseen issues, if any, related to integration of systems of any acquired companies; the ability to successfully integrate acquired operations, including realization of anticipated tax benefits, revenues, and cost savings, minimizing the negative impact on margins arising from the changes in staffing and other operating practices, and avoidance of unforeseen exposure to liabilities; the Company’s ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures consistent with its growth strategy; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for the Company’s services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including as part of national healthcare reform and deficit reduction (such as the patient driven groupings model and other payment system reforms) and the Company’s ability to adapt operations to those changes; competitive pressures in the healthcare industry and the Company’s response thereto; the Company’s ability to obtain and retain favorable arrangements with third-party payors; the Company’s ability to control costs, particularly labor and employee benefit costs, including group medical expenses; adverse effects resulting from coverage determinations made by Medicare Administrative Contractors regarding its Medicare reimbursement claims and lengthening delays in the Company’s ability to recover improperly denied or recouped claims through the administrative appeals process on a timely basis; the Company’s ability to adapt to changes in the healthcare delivery system, including site-neutral value-based purchasing and involvement in coordinated care initiatives or programs that may arise with its referral sources; the Company’s ability to attract and retain nurses, therapists, and other healthcare professionals in a highly competitive environment with often severe staffing shortages and the impact on the Company’s labor expenses from potential union activity and staffing shortages; general conditions in the economy and capital markets, including any instability or uncertainty related to armed conflict or an act of terrorism, governmental impasse over approval of the United States federal budget or an increase in the debt ceiling, an international sovereign debt crisis or a foreign trade dispute; the increase in the costs of defending and insuring against alleged professional liability claims and the Company’s ability to predict the estimated costs related to such claims; and other factors which may be identified from time to time in the Company’s SEC filings and other public announcements, including the Company’s Form 10‑K for the year ended December 31, 2018 and Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.
ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Conference Slides of Encompass Health Corporation used in connection with its January 14, 2020 presentation at the 38th Annual J.P. Morgan Healthcare Conference in San Francisco.
99.2	Encompass Health Corporation Investor Reference Book.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: January 13, 2020